Exhibit 99.2

FINANCIAL SUPPLEMENT
FOURTH QUARTER AND FULL YEAR 2022

Forward-Looking Statements

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations, or forecasts of future events and financial performance. They involve known and unknown risks, uncertainties, and other factors that may cause our or industry actual results, activity levels, or performance to materially differ from those expressed or implied by the forward-looking statements. In some cases, forward-looking statements include the words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “target,” “project,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “seek,” “likely,” “continue,” or comparable terms. Our forward-looking statements are only predictions, and we can give no assurance that such expectations will prove correct. We undertake no obligation, other than as federal securities laws may require, to publicly update or revise any forward-looking statements for any reason.

Factors that could cause our actual results to differ materially from what we project, forecast, or estimate in forward-looking statements include, without limitation:
•Difficult conditions in global capital markets and the economy, including prolonged higher inflation, could increase loss costs and negatively impact investment portfolios;
•Deterioration in the public debt and equity markets and private investment marketplace that could lead to investment losses and interest rate fluctuations;
•Ratings downgrades on individual securities we own could affect investment values and, therefore, statutory surplus;
•The adequacy of our loss reserves and loss expense reserves;
•Frequency and severity of catastrophic events, including natural events such as hurricanes, tornadoes, windstorms, earthquakes, hail, severe winter weather, floods, and fires and man-made events such as criminal and terrorist acts, including cyber-attacks, explosions, and civil unrest;
•Adverse market, governmental, regulatory, legal, or judicial conditions or actions;
•The geographic concentration of our business in the eastern portion of the United States;
•The cost, terms and conditions, and availability of reinsurance;
•Our ability to collect on reinsurance and the solvency of our reinsurers;
•The impact of changes in U.S. trade policies and imposition of tariffs on imports that may lead to higher than anticipated inflationary trends for our loss and loss expenses;
•Related to COVID-19:
◦From enactment in 2020 until expiration, governmental directives to contain or delay the spread of COVID-19 disrupted ordinary business commerce and impacted financial markets. Should new directives be issued or implemented, we cannot predict the extent, duration, or possible impact on our results of operations, net investment income, financial position, and liquidity.
◦Similarly, we cannot predict the amount our premiums may be reduced, or the impact on our underwriting results, from any future (i) voluntary premium credits on in-force commercial and personal automobile policies, (ii) state insurance commissioner, or other regulatory directives, to implement premium-based credit in lines other than commercial and personal automobile, (iii) voluntary efforts or directives from various state insurance regulators to extend individualized payment flexibility or suspend policy cancellation, late payment notices, and late or reinstatement fees, or (iv) litigation brought by policyholders to recover premiums they allege were excessive during the period of any governmental directive.
◦We have been successful to date in defending against payment of COVID-19-related business interruption losses based on our policies' terms, conditions, and exclusions. However, should the highest courts determine otherwise, our loss and loss expenses may increase, our related reserves may not be adequate, and our financial condition and liquidity may be materially impacted.
◦To varying degrees, the effect, lifting, or lapsing of COVID-19-related governmental directives can disrupt supply chains and cause shortages of products, services, and labor. These shortages may impact our ability to attract and retain labor, including increasing attrition rates, wages, and the cost and difficulty of obtaining third-party non-U.S.-based resources.
•The ongoing Russian war against Ukraine is impacting global economic, banking, commodity, and financial markets, exacerbating ongoing economic challenges, including inflation and supply chain disruption, which influences insurance loss costs, premiums and investment valuation;
•Uncertainties related to insurance premium rate increases and business retention;
•Changes in insurance regulations that impact our ability to write and/or cease writing insurance policies in one or more states;
•The effects of data privacy or cyber security laws and regulations on our operations;
•Major defect or failure in our internal controls or information technology and application systems that result in harm to our brand in the marketplace, increased senior executive focus on crisis and reputational management issues and/or increased expenses, particularly if we experience a significant privacy breach;
•Potential tax or federal financial regulatory reform provisions that could pose certain risks to our operations;
•Our ability to maintain favorable ratings from rating agencies, including AM Best, Standard & Poor’s, Moody’s, and Fitch;
•Our entry into new markets and businesses; and
•Other risks and uncertainties we identify in filings with the United States Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K and other periodic reports.

These risk factors may not be exhaustive. We operate in a constantly changing business environment, and new risk factors may emerge any time.

Selective’s SEC filings can be accessed through the Investors page of Selective’s website, www.Selective.com, or through the SEC’s EDGAR Database at www.sec.gov (Selective EDGAR CIK No. 0000230557).

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ and shares in millions, except per share data)	2022	2022	2022	2022	2021	2022	2021
For Period Ended
Gross premiums written	$988.3	1,047.1	1,059.1	1,006.4	865.4	4,100.8	3,679.2
Net premiums written	849.7	903.4	930.7	889.8	745.4	3,573.6	3,189.7
Change in net premiums written, from comparable prior year period	14%	11	12	11	9	12	15

Underwriting income, before-tax	$46.1	27.1	37.7	55.8	54.1	166.8	218.6
Net investment income earned, before-tax	81.4	63.9	70.2	72.6	80.1	288.2	326.6
Net realized and unrealized investment (losses) gains, before-tax	(5.9)	(25.7)	(42.9)	(40.4)	2.2	(114.8)	17.6

Net income	$86.5	42.5	39.5	56.3	99.0	224.9	403.8
Net income available to common stockholders(1)	84.2	40.2	37.2	54.0	96.7	215.7	394.5
Non-GAAP operating income(2)	88.9	60.5	71.1	85.9	94.9	306.4	380.6

At Period End
Total assets	10,802.3	10,520.5	10,317.7	10,310.5	10,461.4	10,802.3	10,461.4
Total invested assets	7,837.5	7,536.1	7,585.9	7,774.7	8,027.0	7,837.5	8,027.0
Stockholders' equity	2,527.6	2,427.5	2,594.1	2,778.2	2,982.9	2,527.6	2,982.9
Common stockholders' equity(3)	2,327.6	2,227.5	2,394.1	2,578.2	2,782.9	2,327.6	2,782.9
Common shares outstanding	60.3	60.3	60.3	60.3	60.2	60.3	60.2

Per Share and Share Data
Net income available to common stockholders per common share (diluted)	$1.38	0.66	0.61	0.89	1.59	3.54	6.50
Non-GAAP operating income per common share (diluted)(2)	1.46	0.99	1.17	1.41	1.56	5.03	6.27
Weighted average common shares outstanding (diluted)	60.9	60.8	60.8	60.8	60.8	60.9	60.7
Book value per common share	$38.57	36.96	39.68	42.73	46.24	38.57	46.24
Adjusted book value per common share(2)	45.49	44.59	44.18	43.80	43.23	45.49	43.23
Dividends paid per common share	0.30	0.28	0.28	0.28	0.28	1.14	1.03

Financial Ratios
Loss and loss expense ratio	62.4%	64.1	62.9	60.8	60.4	62.7	60.1
Underwriting expense ratio	32.1	32.6	32.5	32.1	32.5	32.3	32.5
Dividends to policyholders ratio	0.2	0.1	0.1	0.2	0.2	0.1	0.2
GAAP combined ratio	94.7%	96.8	95.5	93.1	93.1	95.1	92.8

Return on common stockholders' equity ("ROE")	14.8	7.0	6.0	8.1	14.0	8.8	14.8

Non-GAAP operating ROE(2)	15.6	10.5	11.4	12.8	13.8	12.4	14.3

Debt to total capitalization	16.6	17.2	16.3	15.4	14.5	16.6	14.5

Net premiums written to policyholders' surplus	1.44	1.45	1.41	1.36	1.33	1.44	1.33

Invested assets per dollar of common stockholders' equity	$3.37	3.38	3.17	3.02	2.88	3.37	2.88

(1)	Net income available to common stockholders is net income reduced by preferred stock dividends.
(2) Non-GAAP measure. Refer to Page 15 for definition.
(3) Excludes equity related to preferred stock.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ and shares in millions, except per share data)	2022	2022	2022	2022	2021	2022	2021
Revenues
Net premiums earned	$872.8	853.9	834.4	812.3	784.5	$3,373.4	3,017.3
Net investment income earned	81.4	63.9	70.2	72.6	80.1	288.2	326.6
Net realized and unrealized (losses) gains	(5.9)	(25.7)	(42.9)	(40.4)	2.2	(114.8)	17.6
Other income	3.8	2.9	3.0	1.5	2.8	11.3	17.7
Total revenues	952.2	895.0	864.8	846.1	869.7	3,558.1	3,379.2

Expenses
Loss and loss expense incurred	544.8	547.8	524.9	494.2	473.7	2,111.8	1,814.0
Amortization of deferred policy acquisition costs	183.6	179.0	173.4	169.8	162.2	705.8	626.5
Other insurance expenses	102.0	102.8	101.5	94.0	97.4	400.3	375.9
Interest expense	7.2	7.2	7.3	7.2	7.2	28.8	29.2
Corporate expenses	6.7	5.5	7.9	11.0	5.4	31.1	28.3
Total expenses	844.4	842.4	814.9	776.2	745.9	3,277.9	2,873.9

Income before federal income tax	107.8	52.6	49.9	69.9	123.8	280.2	505.3
Federal income tax expense	21.2	10.1	10.4	13.6	24.9	55.3	101.5

Net Income	86.5	42.5	39.5	56.3	99.0	224.9	403.8
Preferred stock dividends	2.3	2.3	2.3	2.3	2.3	9.2	9.4
Net income available to common stockholders	84.2	40.2	37.2	54.0	96.7	215.7	394.5

Net realized and unrealized investment losses (gains), after tax(1)	4.7	20.3	33.9	31.9	(1.8)	90.7	(13.9)

Non-GAAP operating income(2)	$88.9	60.5	71.1	85.9	94.9	$306.4	380.6

Weighted average common shares outstanding (diluted)	60.9	60.8	60.8	60.8	60.8	60.9	60.7

Net income available to common stockholders per common share (diluted)	$1.38	0.66	0.61	0.89	1.59	$3.54	6.50

Non-GAAP operating income per common share (diluted)(2)	$1.46	0.99	1.17	1.41	1.56	$5.03	6.27

(1)	Amounts are provided to reconcile net income available to common stockholders to non-GAAP operating income.
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
($ in millions, except per share data)	2022	2022	2022	2022	2021
ASSETS
Investments
Fixed income securities, held-to-maturity, net of allowance for credit losses	$31.2	33.0	32.1	33.0	28.8
Fixed income securities, available-for-sale, at fair value, net of allowance for credit losses	6,612.1	6,472.1	6,439.3	6,598.8	6,710.0
Commercial mortgage loans, net of allowance for credit losses	149.2	145.2	137.2	115.9	95.8
Equity securities, at fair value	162.0	183.9	258.5	344.6	335.5
Short-term investments	440.5	269.3	289.2	256.7	447.9
Alternative investments	371.3	367.8	373.3	368.0	359.7
Other investments	71.2	64.8	56.2	57.7	49.3
Total investments	7,837.5	7,536.1	7,585.9	7,774.7	8,027.0
Cash	—	0.5	0.4	0.4	0.5
Restricted cash	25.2	8.5	7.2	17.5	44.6
Accrued investment income	59.2	54.0	50.4	48.4	48.2
Premiums receivable, net of allowance for credit losses	1,085.7	1,113.5	1,117.4	1,011.5	945.2
Reinsurance recoverable, net of allowance for credit losses	782.8	713.1	572.2	577.4	600.1
Prepaid reinsurance premiums	172.4	178.7	174.6	175.0	183.0
Current federal income tax	3.5	24.6	15.6	—	0.8
Deferred federal income tax	172.7	164.6	109.5	55.3	—
Property and equipment, net of accumulated depreciation and amortization	84.3	85.3	83.4	83.2	82.1
Deferred policy acquisition costs	368.6	370.9	359.4	341.7	326.9
Goodwill	7.8	7.8	7.8	7.8	7.8
Other assets	202.5	262.8	234.0	217.7	195.2
Total assets	$10,802.3	10,520.5	10,317.7	10,310.5	10,461.4
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Reserve for loss and loss expense	$5,144.8	4,965.3	4,722.2	4,644.4	4,580.9
Unearned premiums	1,992.8	2,022.2	1,968.6	1,872.7	1,803.2
Long-term debt	504.7	505.2	505.1	505.6	506.1
Current federal income tax	—	—	—	16.5	—
Deferred federal income tax	—	—	—	—	13.4
Accrued salaries and benefits	115.2	112.2	102.5	90.6	121.1
Other liabilities	517.2	488.1	425.2	402.6	453.9
Total liabilities	$8,274.7	8,092.9	7,723.6	7,532.3	7,478.5
Stockholders' Equity
Preferred stock of $0 par value per share	$200.0	200.0	200.0	200.0	200.0
Common stock of $2 par value per share	209.7	209.6	209.5	209.3	208.9
Additional paid-in capital	493.5	486.2	481.4	472.8	464.3
Retained earnings	2,749.7	2,683.8	2,660.6	2,640.4	2,603.5
Accumulated other comprehensive (loss) income	(498.0)	(525.0)	(336.4)	(129.8)	115.1
Treasury stock, at cost	(627.3)	(627.0)	(621.0)	(614.5)	(608.9)
Total stockholders' equity	$2,527.6	2,427.5	2,594.1	2,778.2	2,982.9
Commitments and contingencies
Total liabilities and stockholders' equity	$10,802.3	10,520.5	10,317.7	10,310.5	10,461.4

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

FINANCIAL METRICS
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ and shares in millions, except per share data)	2022	2022	2022	2022	2021	2022	2021
Book value per common share
Common stockholders' equity	$2,327.6	2,227.5	2,394.1	2,578.2	2,782.9	2,327.6	2,782.9
Common shares issued and outstanding, at period end	60.3	60.3	60.3	60.3	60.2	60.3	60.2
Book value per common share	$38.57	36.96	39.68	42.73	46.24	38.57	46.24
Adjusted book value per common share(2)	45.49	44.59	44.18	43.80	43.23	45.49	43.23
Financial results (after-tax)
Underwriting income	36.4	21.4	29.8	44.1	42.7	131.8	172.7
Net investment income	65.5	51.5	56.7	58.5	64.5	232.2	263.0
Interest expense and preferred stock dividends	(8.0)	(8.0)	(8.0)	(8.0)	(8.0)	(32.0)	(32.4)
Corporate expense	(5.0)	(4.5)	(7.3)	(8.7)	(4.3)	(25.6)	(22.7)
Net realized and unrealized investment (losses) gains	(4.7)	(20.3)	(33.9)	(31.9)	1.8	(90.7)	13.9
Total after-tax net income available to common stockholders	84.2	40.2	37.2	54.0	96.7	215.7	394.5
Return on average equity
Insurance segments	6.4%	3.7	4.8	6.6	6.2	5.4	6.5
Net investment income	11.5	8.9	9.1	8.7	9.4	9.4	9.9
Interest expense and preferred stock dividends	(1.4)	(1.4)	(1.3)	(1.2)	(1.2)	(1.3)	(1.2)
Corporate expense	(0.9)	(0.7)	(1.2)	(1.3)	(0.6)	(1.1)	(0.9)
Net realized and unrealized investment (losses) gains	(0.8)	(3.5)	(5.4)	(4.7)	0.2	(3.6)	0.5
ROE	14.8	7.0	6.0	8.1	14.0	8.8	14.8
Net realized and unrealized losses (gains)(1)	0.8	3.5	5.4	4.7	(0.2)	3.6	(0.5)
Non-GAAP Operating ROE(2)	15.6%	10.5	11.4	12.8	13.8	12.4	14.3
Debt and total capitalization
Notes payable:
3.03% Borrowings from Federal Home Loan Bank of Indianapolis	60.0	60.0	60.0	60.0	60.0	60.0	60.0
7.25% Senior Notes	49.8	49.8	49.8	49.8	49.8	49.8	49.8
6.70% Senior Notes	99.3	99.3	99.3	99.2	99.2	99.3	99.2
5.375% Senior Notes	291.9	291.8	291.7	291.7	291.6	291.9	291.6
Finance Lease Obligations	3.7	4.3	4.3	4.9	5.4	3.7	5.4
Total debt	504.7	505.2	505.1	505.6	506.1	504.7	506.1
Stockholders' equity	2,527.6	2,427.5	2,594.1	2,778.2	2,982.9	2,527.6	2,982.9
Total capitalization	$3,032.2	2,932.7	3,099.2	3,283.8	3,488.9	3,032.2	3,488.9
Ratio of debt to total capitalization	16.6%	17.2	16.3	15.4	14.5	16.6	14.5
Policyholders' surplus	$2,473.7	2,386.2	2,404.4	2,418.6	2,391.0	2,473.7	2,391.0

(1)	Amounts are provided to reconcile ROE to non-GAAP operating ROE.
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INSURANCE OPERATIONS
STATEMENT OF OPERATIONS
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2022		2022	2022	2022	2021	2022	2021

Underwriting results
Net premiums written	$849.7		903.4	930.7	889.8	745.4	3,573.6	3,189.7
Change in net premiums written, from comparable prior year period	14%		11	12	11	9	12	15

Net premiums earned	$872.8		853.9	834.4	812.3	784.5	3,373.4	3,017.3
Losses and loss expenses incurred	544.8		547.8	524.9	494.2	473.7	2,111.8	1,814.0
Net underwriting expenses incurred	280.5		278.0	270.8	260.6	255.1	1,089.9	979.5
Dividends to policyholders	1.3		0.9	1.0	1.6	1.7	4.9	5.1
GAAP underwriting income	$46.1		27.1	37.7	55.8	54.1	166.8	218.6

Net catastrophe losses	$45.7		34.1	45.6	20.6	35.3	145.9	164.2
(Favorable) prior year casualty reserve development	(38.0)		(16.0)	(12.0)	(20.0)	(15.0)	(86.0)	(81.0)

Underwriting ratios
Loss and loss expense ratio	62.4%		64.1	62.9	60.8	60.4	62.7	60.1
Underwriting expense ratio	32.1		32.6	32.5	32.1	32.5	32.3	32.5
Dividends to policyholders ratio	0.2		0.1	0.1	0.2	0.2	0.1	0.2
Combined ratio	94.7%		96.8	95.5	93.1	93.1	95.1	92.8

Net catastrophe losses	5.2	pts	4.0	5.5	2.5	4.5	4.3	5.4
(Favorable) prior year casualty reserve development	(4.4)	pts	(1.9)	(1.4)	(2.5)	(1.9)	(2.5)	(2.7)
Combined ratio before net catastrophe losses	89.5%		92.8	90.0	90.6	88.6	90.8	87.4

Combined ratio before net catastrophe losses and prior year casualty development	93.9		94.7	91.4	93.1	90.5	93.3	90.1

Other Statistics
Non-catastrophe property loss and loss expenses	$161.4		167.5	138.6	150.4	125.2	617.9	471.7
Non-catastrophe property loss and loss expenses	18.5	pts	19.6	16.6	18.5	16.0	18.3	15.6
Direct new business	$188.2		184.3	182.0	177.2	151.2	731.7	648.5
Renewal pure price increases	5.3%		5.3	5.0	4.6	4.7	5.1	4.9

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2022		2022	2022	2022	2021	2022	2021

Underwriting results
Net premiums written	$676.6		727.5	760.3	737.6	597.7	2,902.0	2,593.0
Change in net premiums written, from comparable prior year period	13%		11	12	11	8	12	16

Net premiums earned	$705.7		692.4	680.2	661.5	635.4	2,739.8	2,443.9
Losses and loss expenses incurred	439.3		438.3	406.9	399.5	378.6	1,684.0	1,426.8
Net underwriting expenses incurred	232.9		230.7	225.6	218.0	211.3	907.3	813.4
Dividends to policyholders	1.3		0.9	1.0	1.6	1.7	4.9	5.1
GAAP underwriting income	$32.1		22.5	46.7	42.4	43.7	143.7	198.6

Net catastrophe losses	$40.2		18.2	22.3	14.9	26.8	95.6	104.1
(Favorable) prior year casualty reserve development	(33.0)		(16.0)	(12.0)	(20.0)	(15.0)	(81.0)	(74.0)

Underwriting ratios
Loss and loss expense ratio	62.3%		63.4	59.7	60.4	59.5	61.5	58.4
Underwriting expense ratio	33.0		33.3	33.2	33.0	33.3	33.1	33.3
Dividends to policyholders ratio	0.2		0.1	0.2	0.2	0.3	0.2	0.2
Combined ratio	95.5%		96.8	93.1	93.6	93.1	94.8	91.9

Net catastrophe losses	5.7	pts	2.6	3.3	2.3	4.2	3.5	4.3
(Favorable) prior year casualty reserve development	(4.7)		(2.3)	(1.8)	(3.0)	(2.4)	(3.0)	(3.0)
Combined ratio before net catastrophe losses	89.8%		94.2	89.8	91.3	88.9	91.3	87.6

Combined ratio before net catastrophe losses and prior year casualty development	94.5		96.5	91.6	94.3	91.3	94.3	90.6

Other Statistics
Non-catastrophe property loss and loss expenses	$116.5		129.8	99.2	115.7	92.3	461.1	340.7
Non-catastrophe property loss and loss expenses	16.5	pts	18.7	14.6	17.5	14.5	16.8	13.9
Direct new business	$126.8		128.2	129.0	128.4	104.4	512.5	469.9
Renewal pure price increases	5.6%		5.8	5.3	4.8	5.0	5.4	5.3
Retention	86%		86	86	87	86	85	85

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended December 31, 2022								Quarter ended December 31, 2021
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property	Compensation	BOP	Bonds	Other	Total
Net premiums written	$221.6	200.9	121.5	80.2	35.4	10.5	6.6	676.6	194.8	173.7	112.8	67.9	33.4	9.1	6.0	597.7
Net premiums earned	234.5	213.0	123.8	85.8	30.8	11.2	6.7	705.7	210.4	188.9	115.5	75.6	29.7	9.3	6.0	635.4

Loss and loss expense ratio	55.7%	78.0	66.6	31.0	98.6	27.9	0.3	62.3	55.0	78.9	62.6	26.4	62.8	30.0	(0.2)	59.5
Underwriting expense ratio	31.9	30.0	39.3	26.0	44.4	56.2	48.4	33.0	32.6	30.4	37.8	27.5	40.8	59.7	52.7	33.3
Dividend ratio	0.1	0.1	0.3	0.6	—	—	—	0.2	0.1	0.1	0.4	1.2	—	—	—	0.3
Combined ratio	87.7%	108.1	106.2	57.6	143.0	84.1	48.7	95.5	87.7	109.4	100.8	55.1	103.6	89.7	52.5	93.1

Underwriting income (loss)	$28.8	(17.3)	(7.6)	36.3	(13.2)	1.8	3.4	32.1	25.8	(17.8)	(0.9)	33.9	(1.1)	1.0	2.9	43.7

	Year-to-Date December 31, 2022								Year-to-Date December 31, 2021
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property	Compensation	BOP	Bonds	Other	Total
Net premiums written	$958.1	860.1	535.7	340.8	133.1	47.2	26.9	2,902.0	859.3	767.7	470.0	317.0	116.4	38.1	24.4	2,593.0
Net premiums earned	902.4	812.3	495.6	336.0	124.5	43.4	25.7	2,739.8	807.2	724.4	436.4	306.4	110.6	35.8	23.1	2,443.9

Loss and loss expense ratio	55.6%	77.0	63.7	45.8	69.5	4.7	0.4	61.5	51.4	72.3	60.0	46.6	65.9	30.4	—	58.4
Underwriting expense ratio	32.8	30.8	37.6	26.1	38.5	58.8	51.8	33.1	33.2	30.9	37.5	26.6	39.3	59.2	50.3	33.3
Dividend ratio	—	—	0.1	1.0	—	—	—	0.2	0.1	—	0.1	1.2	—	—	—	0.2
Combined ratio	88.4%	107.8	101.4	72.9	108.0	63.5	52.2	94.8	84.7	103.2	97.6	74.4	105.2	89.6	50.3	91.9

Underwriting income (loss)	$104.5	(63.1)	(7.0)	91.1	(9.9)	15.8	12.3	143.7	123.5	(23.3)	10.5	78.5	(5.8)	3.7	11.5	198.6

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2022		2022	2022	2022	2021	2022	2021

Underwriting results
Net premiums written	$84.6		86.8	82.6	65.1	70.4	319.1	292.3
Change in net premiums written, from comparable prior year period	20%		11	5	—	1	9	(1)

Net premiums earned	$77.8		75.6	73.3	72.6	73.1	299.4	293.6
Losses and loss expenses incurred	58.7		57.3	66.6	48.5	51.8	231.1	212.1
Net underwriting expenses incurred	19.0		19.8	19.1	17.6	19.5	75.5	77.5
GAAP underwriting income (loss)	$—		(1.4)	(12.4)	6.5	1.8	(7.2)	4.0

Net catastrophe losses	$4.1		11.3	21.1	4.3	7.3	40.8	37.4
Prior year casualty reserve development	—		—	—	—	—	—	—

Underwriting ratios
Loss and loss expense ratio	75.4%		75.7	90.8	66.8	71.0	77.2	72.2
Underwriting expense ratio	24.5		26.1	26.1	24.2	26.6	25.2	26.4
Combined ratio	99.9%		101.8	116.9	91.0	97.6	102.4	98.6

Net catastrophe losses	5.3	pts	14.9	28.7	6.0	9.9	13.6	12.7
Prior year casualty reserve development	—		—	—	—	—	—	—
Combined ratio before net catastrophe losses	94.6%		86.9	88.2	85.0	87.7	88.8	85.9

Combined ratio before net catastrophe losses and prior year casualty development	94.6		86.9	88.2	85.0	87.7	88.8	85.9

Other Statistics
Non-catastrophe property loss and loss expenses	$35.6		29.0	26.9	25.6	26.1	117.1	102.8
Non-catastrophe property loss and loss expenses	45.7	pts	38.4	36.7	35.2	35.7	39.1	35.0
Direct new business	$22.4		17.4	13.5	9.6	9.9	62.9	40.9
Renewal pure price increases	1.0%		0.5	0.6	0.6	1.1	0.7	1.0
Retention	87%		85	85	84	83	85	82

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended December 31, 2022				Quarter ended December 31, 2021
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$46.0	35.7	2.9	84.6	36.8	31.2	2.4	70.4
Net premiums earned	42.5	32.8	2.5	77.8	40.0	30.7	2.3	73.1

Loss and loss expense ratio	82.8%	70.6	13.8	75.4	76.3	67.5	23.4	71.0
Underwriting expense ratio	29.7	30.5	(141.2)	24.5	30.1	31.4	(95.5)	26.6
Combined ratio	112.5%	101.1	(127.4)	99.9	106.4	98.9	(72.1)	97.6

Underwriting income (loss)	$(5.3)	(0.4)	5.7	—	(2.6)	0.3	4.0	1.8

	Year-to-Date December 31, 2022				Year-to-Date December 31, 2021
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$174.0	136.1	9.0	319.1	159.6	124.3	8.4	292.3
Net premiums earned	162.9	128.2	8.3	299.4	163.0	122.5	8.0	293.6

Loss and loss expense ratio	78.1%	81.0	(0.1)	77.2	71.8	77.1	5.9	72.2
Underwriting expense ratio	29.4	30.0	(131.1)	25.2	30.2	30.7	(116.0)	26.4
Combined ratio	107.5%	111.0	(131.2)	102.4	102.0	107.8	(110.1)	98.6

Underwriting income (loss)	$(12.2)	(14.1)	19.2	(7.2)	(3.3)	(9.6)	16.9	4.0

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS AND SURPLUS LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2022		2022	2022	2022	2021	2022	2021

Underwriting results
Net premiums written	$88.5		89.1	87.9	87.1	77.3	352.5	304.4
Change in net premiums written, from comparable prior year period	14%		9	13	29	27	16	23

Net premiums earned	$89.3		85.8	80.9	78.2	76.0	334.2	279.8
Losses and loss expenses incurred	46.8		52.3	51.4	46.2	43.3	196.7	175.1
Net underwriting expenses incurred	28.5		27.5	26.1	25.0	24.2	107.2	88.7
GAAP underwriting income (loss)	$14.0		6.0	3.4	6.9	8.5	30.3	16.0

Net catastrophe losses	$1.4		4.6	2.2	1.3	1.2	9.6	22.7
(Favorable) prior year casualty reserve development	(5.0)		—	—	—	—	(5.0)	(7.0)

Underwriting ratios
Loss and loss expense ratio	52.3%		61.0	63.5	59.1	56.9	58.8	62.6
Underwriting expense ratio	32.0		32.0	32.3	32.0	31.9	32.1	31.7
Combined ratio	84.3%		93.0	95.8	91.1	88.8	90.9	94.3

Net catastrophe losses	1.6	pts	5.4	2.8	1.7	1.6	2.9	8.1
(Favorable) prior year casualty reserve development	(5.6)		—	—	—	—	(1.5)	(2.5)
Combined ratio before net catastrophe losses	82.7%		87.6	93.0	89.4	87.2	88.0	86.2

Combined ratio before net catastrophe losses and prior year casualty development	88.3		87.6	93.0	89.4	87.2	89.5	88.7

Other Statistics
Non-catastrophe property loss and loss expenses	$9.4		8.7	12.5	9.1	6.8	39.6	28.2
Non-catastrophe property loss and loss expenses	10.5	pts	10.1	15.4	11.6	8.9	11.9	10.1
Direct new business	$39.0		38.6	39.5	39.2	37.0	156.3	137.7
Renewal pure price increases	7.9%		6.7	6.9	7.7	5.9	7.3	6.5

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS & SURPLUS LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended December 31, 2022			Quarter ended December 31, 2021
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$60.6	27.8	88.5	53.0	24.3	77.3
Net premiums earned	62.8	26.5	89.3	53.3	22.7	76.0

Loss and loss expense ratio	57.3%	40.8	52.3	66.2	35.0	56.9
Underwriting expense ratio	31.3	33.4	32.0	31.8	32.1	31.9
Combined ratio	88.6%	74.2	84.3	98.0	67.1	88.8

Underwriting income (loss)	$7.1	6.8	14.0	1.1	7.5	8.5

	Year-to-Date December 31, 2022			Year-to-Date December 31, 2021
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$243.7	108.9	352.5	212.5	91.9	304.4
Net premiums earned	233.1	101.1	334.2	197.8	82.0	279.8

Loss and loss expense ratio	63.3%	48.6	58.8	62.8	62.1	62.6
Underwriting expense ratio	32.1	32.0	32.1	32.0	30.9	31.7
Combined ratio	95.4%	80.6	90.9	94.8	93.0	94.3

Underwriting income (loss)	$10.7	19.6	30.3	10.3	5.7	16.0

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INVESTMENT INCOME
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2022	2022	2022	2022	2021	2022	2021

Net investment income
Fixed income securities
Taxable	$69.2	61.9	55.4	47.0	45.6	233.5	180.7
Tax-exempt	6.4	6.4	6.7	6.9	7.0	26.5	29.0
Total fixed income securities	75.6	68.2	62.1	53.9	52.6	259.9	209.7
Commercial mortgage loans	1.8	1.6	1.2	1.0	0.9	5.6	2.7
Equity securities	5.9	2.6	2.6	2.4	7.5	13.6	15.9
Alternative investments	0.2	(5.6)	9.3	19.1	24.8	23.0	117.7
Other investments	0.2	0.1	(0.2)	0.2	0.1	0.3	0.4
Short-term investments	2.3	1.2	0.4	0.1	0.1	4.0	0.3
Investment income	86.0	68.1	75.4	76.7	85.9	306.3	346.7
Investment expenses	(4.6)	(4.2)	(5.2)	(4.1)	(5.8)	(18.1)	(20.1)
Investment tax expense	(16.0)	(12.4)	(13.6)	(14.1)	(15.6)	(56.0)	(63.6)
Total net investment income, after-tax	$65.5	51.5	56.7	58.5	64.5	232.2	263.0

Net realized and unrealized investment (losses) gains, pre-tax	$(5.9)	(25.7)	(42.9)	(40.4)	2.2	(114.8)	17.6

Change in unrealized (losses) gains recognized in other comprehensive income, pre-tax	$54.7	(239.2)	(261.9)	(310.4)	(54.1)	(756.9)	(157.4)

Average investment yields
Fixed income investments, pre-tax	4.6%	4.2	3.8	3.2	3.1	3.9	3.2
Fixed income investments, after-tax	3.7	3.4	3.1	2.6	2.5	3.1	2.6

Total portfolio, pre-tax	4.2%	3.4	3.7	3.7	4.0	3.6	4.2
Total portfolio, after-tax	3.4	2.7	3.0	3.0	3.2	2.9	3.4

Effective tax rate on net investment income	19.6%	19.3	19.3	19.4	19.5	19.4	19.5
New money purchase rates for fixed income investments, pre-tax	6.1	5.1	4.5	3.3	2.7	4.5	2.3
New money purchase rates for fixed income investments, after-tax	4.9	4.1	3.6	2.6	2.1	3.6	1.8
Effective duration of fixed income investments including short-term (in years)	4.1	4.2	4.1	4.1	3.9	4.1	3.9

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED COMPOSITION OF INVESTED ASSETS
(Unaudited)

	Dec. 31,		Sept. 30,		June 30,		Mar. 31,		Dec. 31,
	2022		2022		2022		2022		2021
($ in millions)	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed income securities, at fair value	$6,641.9	85%	6,503.6	86	6,470.6	85	6,631.4	85	6,739.4	84
Commercial mortgage loans, at fair value	139.2	2	136.7	2	130.0	2	113.1	1	97.6	1
Total fixed income investments	6,781.2	87	6,640.2	88	6,600.6	87	6,744.6	87	6,837.0	85
Short-term investments	440.5	6	269.3	4	289.2	4	256.7	3	447.9	6
Total fixed income and short-term investments	7,221.6	92	6,909.5	92	6,889.8	91	7,001.3	90	7,284.9	91
Equity securities, at fair value	162.0	2	183.9	2	258.5	3	344.6	4	335.5	4
Alternative investments	371.3	5	367.8	5	373.3	5	368.0	5	359.7	4
Other investments	71.2	1	64.8	1	56.2	1	57.7	1	49.3	1
Total investments	$7,826.2	100%	7,526.0	100	7,577.9	100	7,771.5	100	8,029.5	100

Fixed income investments, at carry value
U.S. government obligations	$189.2	3%	148.2	2	114.3	2	127.1	2	130.5	2
Foreign government obligations	9.6	—	13.8	—	15.3	—	16.7	—	15.9	—
Obligations of state and political subdivisions	921.4	14	971.0	15	1,069.7	16	1,128.9	17	1,192.7	17
Corporate securities	2,362.8	35	2,294.2	34	2,305.1	35	2,417.3	36	2,598.9	38
Collateralized loan obligations and other asset-backed securities	1,486.0	22	1,467.4	22	1,437.8	22	1,417.2	21	1,350.8	20
Residential mortgage-backed securities	1,059.8	16	1,016.1	15	911.8	14	878.0	13	776.2	11
Commercial mortgage-backed securities	614.4	9	594.3	9	617.5	9	646.7	10	673.7	10
Commercial mortgage loans	149.2	2	145.2	2	137.2	2	115.9	2	95.8	1
Total fixed income investments	$6,792.5	100%	6,650.3	100	6,608.6	100	6,747.8	100	6,834.6	100

Expected maturities of fixed income investments at carry value
Due in one year or less	$337.3	5%	331.0	5	339.4	5	405.0	6	502.0	7
Due after one year through five years	3,004.8	44	2,910.0	44	2,868.1	43	2,983.8	44	3,238.3	47
Due after five years through 10 years	2,658.4	39	2,469.6	37	2,511.6	38	2,475.0	37	2,360.9	35
Due after 10 years	792.0	12	939.7	14	889.6	13	884.0	13	733.4	11
Total fixed income investments	$6,792.5	100%	6,650.3	100	6,608.6	100	6,747.8	100	6,834.6	100

Weighted average credit quality of fixed income and short-term investments
Investment grade credit quality	$6,962.8	96%	6,658.1	96	6,637.3	96	6,725.8	96	7,023.9	96
Non-investment grade credit quality	258.9	4	251.4	4	252.5	4	275.4	4	261.0	4
Total fixed income and short-term investments, at fair value	$7,221.6	100%	6,909.5	100	6,889.8	100	7,001.3	100	7,284.9	100

Weighted average credit quality of fixed income and short-term investments	AA-		AA-		A+		A+		A+

Alternative investments	December 31, 2022
				Current
	Number of	Original	Remaining	Market
Strategy	Funds	Commitment	Commitment	Value
Private equity	59	$378.4	134.7	281.0
Private credit	16	160.9	89.5	54.9
Real assets	9	57.5	21.9	35.5
Total	84	$596.9	246.1	371.3

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CREDIT QUALITY OF INVESTED ASSETS
(Unaudited)

At December 31, 2022							Credit Rating
($ in millions)	Amortized Cost	Fair Value	% of Invested Assets	Yield to Worst	Effective Duration in Years	Average Life in Years	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Fixed income investments:
U.S. government obligations	210	189	2.4	4.6	5.1	7.5	187	2	—	—	—	—
Foreign government obligations	11	10	0.1	5.2	6.7	8.2	—	2	5	2	—	—
State and municipal obligations	969	921	11.8	3.8	5.0	6.1	181	419	286	37	—	—
Corporate securities	2,586	2,361	30.2	5.8	4.6	6.3	41	270	974	916	160	—
Mortgage-backed securities:
Residential mortgage-backed securities ("RMBS"):
Agency RMBS	809	737	9.4	4.7	5.9	8.6	737	—	—	—	—	—
Non-agency RMBS	360	323	4.1	5.8	4.5	7.1	213	35	76	—	—	—
Total RMBS	1,170	1,060	13.5	5.1	5.5	8.2	949	35	76	—	—	—
Commercial mortgage-backed securities	664	614	7.9	6.5	3.3	4.3	523	44	42	5	—	—
Total mortgage-backed securities	1,833	1,674	21.4	5.6	4.7	6.8	1,472	79	117	5	—	—
Collateralized loan obligations ("CLO") and other asset-backed securities ("ABS"):
Auto	30	29	0.4	8.5	1.8	1.9	29	—	—	—	—	—
Aircraft	58	48	0.6	11.4	2.9	3.5	—	1	20	22	6	—
CLOs	867	809	10.3	7.6	2.1	5.2	386	261	47	38	59	17
Credit cards	8	8	0.1	6.2	3.1	3.5	7	—	1	—	—	—
Other ABS	644	592	7.6	6.8	4.1	5.2	155	91	277	55	6	7
Total CLOs and ABS	1,608	1,486	19.0	7.4	2.9	5.1	578	354	345	114	71	25
Total securitized assets	3,441	3,160	40.4	6.4	3.8	6.0	2,050	433	462	120	71	25
Commercial mortgage loans	149	139	1.8	4.9	4.4	6.2	—	11	58	67	3	—
Total fixed income investments	7,366	6,781	86.6	5.8	4.3	6.1	2,459	1,137	1,785	1,141	234	25
Short-term investments	440	440	5.6	4.2	0.0	0.0	420	20	—	—	—	—
Total fixed income and short-term investments	7,807	7,222	92.3	5.7	4.1	5.8	2,879	1,157	1,785	1,141	234	25
Total fixed income securities and short-term investments by credit rating percentage							39.9%	16.0%	24.7%	15.8%	3.2%	0.3%
Equity securities:
Common stock(1)	165	160	2.0	—	—	—	—	—	—	—	—	160
Preferred stock	2	2	—	—	—	—	—	—	—	2	—	—
Total equity securities	167	162	2.1	—	—	—	—	—	—	2	—	160
Alternative investments
Private equity	281	281	3.6	—	—	—	—	—	—	—	—	281
Private credit	55	55	0.7	—	—	—	—	—	—	—	—	55
Real assets	35	35	0.5	—	—	—	—	—	—	—	—	35
Total alternative investments	371	371	4.7	—	—	—	—	—	—	—	—	371
Other investments	71	71	0.9	—	—	—	—	—	—	—	—	71
Total invested assets	$8,417	$7,826	100.0%	—	—	—	$2,879	$1,157	$1,785	$1,143	$234	$628

(1) Includes investments in exchange traded funds, mutual funds, business development corporations, and real estate investment trusts.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RECONCILIATION OF NET INCOME AVAILABLE TO COMMON STOCKHOLDERS TO NON-GAAP OPERATING INCOME AND CERTAIN OTHER NON-GAAP MEASURES
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions, except per share data)	2022	2022	2022	2022	2021	2022	2021

Reconciliation of net income available to common stockholders to non-GAAP operating income
Net income available to common stockholders	$84.2	40.2	37.2	54.0	96.7	215.7	394.5
Net realized and unrealized investment losses (gains) included in net income, before tax	5.9	25.7	42.9	40.4	(2.2)	114.8	(17.6)
Tax on reconciling items	(1.2)	(5.4)	(9.0)	(8.5)	0.5	(24.1)	3.7
Non-GAAP operating income	$88.9	60.5	71.1	85.9	94.9	306.4	380.6

Reconciliation of net income available to common stockholders per diluted common share to non-GAAP operating income per diluted common share
Net income available to common stockholders per diluted common share	$1.38	0.66	0.61	0.89	1.59	3.54	6.50
Net realized and unrealized investment losses (gains) included in net income, before tax	0.10	0.42	0.70	0.66	(0.04)	1.89	(0.29)
Tax on reconciling items	(0.02)	(0.09)	(0.14)	(0.14)	0.01	(0.40)	0.06
Non-GAAP operating income per diluted common share	$1.46	0.99	1.17	1.41	1.56	5.03	6.27

Reconciliation of ROE to non-GAAP operating ROE
ROE	14.8%	7.0	6.0	8.1	14.0	8.8	14.8
Net realized and unrealized investment losses (gains) included in net income, before tax	1.0	4.4	6.9	6.0	(0.3)	4.7	(0.7)
Tax on reconciling items	(0.2)	(0.9)	(1.5)	(1.3)	0.1	(1.1)	0.2
Non-GAAP operating ROE	15.6%	10.5	11.4	12.8	13.8	12.4	14.3

Reconciliation of book value per common share to adjusted book value per common share
Book value per common share	$38.57	36.96	39.68	42.73	46.24	38.57	46.24
Total unrealized investment losses (gains) included in accumulated other comprehensive (loss) income, before tax	8.75	9.67	5.69	1.35	(3.80)	8.75	(3.80)
Tax on reconciling items	(1.83)	(2.04)	(1.19)	(0.28)	0.79	(1.83)	0.79
Adjusted book value per common share	$45.49	44.59	44.18	43.80	43.23	45.49	43.23

Non-GAAP operating income, non-GAAP operating income per diluted common share, and non-GAAP operating return on common equity are measures comparable to net income available to common stockholders, net income available to common stockholders per diluted common share, and return on common equity, respectively, but excludes after-tax net realized and unrealized gains and losses on investments included in net income. Adjusted book value per common share is a measure comparable to book value per common share, but excludes total after-tax unrealized gains and losses on investments included in accumulated other comprehensive (loss) income. These non-GAAP measures are used as important financial measures by management, analysts, and investors, because the timing of realized and unrealized investment gains and losses on securities in any given period is largely discretionary. In addition, net realized and unrealized gains and losses on investments could distort the analysis of trends. These operating measurements are not intended as a substitute for net income available to common stockholders, net income available to common stockholders per diluted common share, return on common equity, and book value per common share prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of net income available to common stockholders, net income available to common stockholders per diluted common share, return on common equity, and book value per common share to non-GAAP operating income, non-GAAP operating income per diluted common share, non-GAAP operating return on common equity, and adjusted book value per common share, respectively, are provided in the tables above.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RATINGS AND CONTACT INFORMATION

Address:	As of December 31, 2022
40 Wantage Avenue		AM Best	Standard & Poor's	Moody's	Fitch
Branchville, NJ 07890	Financial Strength Ratings:	A+	A	A2	A+
	Preferred Stock Rating:	n/a	BB+	Ba1	BBB-
Corporate Website:	Long-Term Debt Credit Rating:	a-	BBB	Baa2	BBB+
www.Selective.com

Investor Contact:	REGISTRAR AND TRANSFER AGENT
Rohan Pai	EQ Shareowner Services
Senior Vice President	P.O. Box 64854
Investor Relations & Treasurer	St. Paul, MN 55164
Phone: 973-948-1364	866-877-6351
Rohan.Pai@Selective.com

Media Contact:
Jamie M. Beal
Vice President
Director of Communications
Phone: 973-948-1234
Jamie.Beal@Selective.com